Filed pursuant to Rule 497
File No. 333-184474

FS INVESTMENT CORPORATION II

Supplement dated October 3, 2013

to

Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of FS Investment Corporation II, dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in shares of our common stock.

Management

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers” by replacing the first sentence of the first paragraph of such section in its entirety with the following:

Our board of directors consists of nine members, six of whom are not “interested persons” of us or FSIC II Advisor as defined in Section 2(a)(19) of the 1940 Act.

This supplement further supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers” by adding the following immediately after the second paragraph of such section:

Effective as of September 30, 2013, Jerel A. Hopkins was appointed as a new member of our board of directors. Mr. Hopkins was appointed to serve for a term expiring at our 2014 annual meeting of stockholders. Mr. Hopkins has not been elected to serve as a member of our board of directors pursuant to any agreement or understanding with us or any other person.

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers—Directors” by adding the following to the table of such section in the appropriate alphabetical order under the subheading “Independent Directors”:

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Jerel A. Hopkins	42	2013*	2014

_________________

* Effective September 30, 2013.

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers—Independent Directors” by adding the following immediately after the second paragraph of such section:

Jerel A. Hopkins has served as Vice President and Associate General Counsel of Delaware Management Holdings, Inc., a diversified asset management firm and an affiliate of Macquarie Group Limited, since November 2004. Prior to joining Delaware Management Holdings, Inc., Mr. Hopkins served as an attorney in the corporate and securities department of the law firm Klehr Harrison Harvey Branzburg LLP from January 2000 to November 2004. Mr. Hopkins served as counsel in the division of enforcement and litigation of the Pennsylvania Securities Commission from August 1997 to December 1999 and as lead counsel of the internet fraud unit from January 1999 to December 1999. In addition, Mr. Hopkins served as special counsel on behalf of the Pennsylvania Securities Commission to the North American Securities Administrators Association, Inc. from January 1999 to December 1999. Mr. Hopkins has also served on the board of trustees of the Philadelphia College of Osteopathic Medicine since February 2012 and on the board of directors of Delaware Management Trust Company since July 2008. Mr. Hopkins received his B.S. from the Wharton School of the University of Pennsylvania and his J.D. from Villanova University School of Law.

Mr. Hopkins has significant experience in corporate and securities law matters and has served as a member of a number of boards. This experience has provided Mr. Hopkins, in the opinion of our board of directors, with experience and insight which is beneficial to us.

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers—Compensation of Directors” by replacing the third sentence of the second paragraph of such section in its entirety with the following:

These directors are Ms. Adams and Messrs. Heller, Hopkins, Keith, Mendelson, Stuart and Tarte.

This supplement supplements and amends the section of the Prospectus entitled “Description of Our Securities—Provisions of the Maryland General Corporation Law and Our Charter and Bylaws—Number of Directors; Vacancies; Removal” by replacing the first sentence of the first paragraph of such section in its entirety with the following:

Our board of directors consists of nine members, six of whom are independent directors.